UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock Pacific Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month

US large cap equities	(3.69)%	2.11%
(S&P 500® Index)

US small cap equities	(9.77)	(4.18)
(Russell 2000® Index)

International equities	(16.31)	(12.14)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(19.13)	(18.42)
(MSCI Emerging Markets
Index)

3-month Treasury	0.02	0.10
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	13.46	17.15
(BofA Merrill Lynch
10-Year US Treasury Index)

US investment grade	4.98	7.84
bonds (Barclays
Capital US Aggregate
Bond Index)

Tax exempt municipal	5.78	10.62
bonds (S&P Municipal
Bond Index)

US high yield bonds	(0.02)	4.96
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Pacific Fund, Inc.'s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2011, the Fund under-performed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•	Stock selection was the most significant detractor from the Fund’s performance relative to the benchmark index, most notably in India and China. In addition, underweight exposures to Malaysia and Thailand also hindered relative performance. At a stock level, Hong Kong tobacco flavoring manufacturer Huabao International Holdings Ltd. and China alternative energy company Trina Solar were the worst-performing stocks on a relative basis. Fund positions in Taiwan’s AU Optronics Corp. and India’s ICICI Bank Ltd. also weighed on returns.
•	In contrast, asset allocation decisions made a positive contribution to relative performance. Specifically, the Fund’s overweight exposures to Australia and South Korea added value, as did its underweight allocation to Taiwan. Australia’s Commonwealth Property Office Fund and Telstra Corp. Ltd., along with South Korea’s Samsung Electronics Co., Ltd., were the best-performing holdings for the Fund. Additionally, the Fund’s lack of exposure to Japanese utility company Tokyo Electric Power Co. made a significant contribution to relative returns.

Describe recent portfolio activity.

•	The most significant change during the period was the large increase in the Fund’s exposure to China, on both an absolute and relative basis. This increase was offset by an increasing underweight exposure to Japan, although the country remains the Fund’s largest absolute geographic weighting. At a sector level, we reduced the Fund’s absolute weighting in industrials by more than half, while adding to the Fund’s financials exposure, most notably via banks.

Describe portfolio positioning at period end.

•	At period end, the Fund was significantly overweight relative to the MSCI All Country Asia Pacific Index in China (+9%), with smaller overweights in Australia, South Korea and Indonesia. The largest underweight exposure was in Japan, with smaller underweights in Hong Kong and India. The Fund had no exposure to Malaysia, the Philippines or New Zealand. At a sector level, financials, information technology and consumer discretionary were the Fund’s largest relative exposures, and were offset by large underweights in consumer staples and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
BHP Billiton Plc.	4%
Samsung Electronics Co., Ltd.	4
Australia & New Zealand Banking Group Ltd.	3
National Australia Bank Ltd.	3
China Mobile Ltd.	2
Telstra Corp. Ltd.	2
Hitachi Ltd.	2
Newcrest Mining Ltd.	2
Nissan Motor Co., Ltd.	2
Honda Motor Co., Ltd.	2

Geographic Allocations	Percent of Long-Term Investments
Japan	33%
China	16
Australia	15
South Korea	11
Hong Kong	7
Taiwan	6
United Kingdom	4
Singapore	3
Indonesia	2
India	2
Thailand	1

4	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including, among others, Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.
[3]	This index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(19.66)%	(20.96)%	N/A	(2.56)%	N/A	5.74%	N/A
Investor A	(19.77)	(21.17)	(25.31)%	(2.79)	(3.84)%	5.48	4.92%
Investor B	(20.11)	(21.81)	(25.12)	(3.58)	(3.80)	4.82	4.82
Investor C	(20.11)	(21.81)	(22.54)	(3.54)	(3.54)	4.67	4.67
Class R	(20.03)	(21.58)	N/A	(3.34)	N/A	5.20	N/A
MSCI All Country Asia Pacific Index	(14.50)	(15.11)	N/A	(1.90)	N/A	7.07	N/A
Composite Index[5]	(11.88)	(14.32)	N/A	(3.16)	N/A	5.93	N/A
MSCI Australia	(14.14)	(10.79)	N/A	3.28	N/A	13.81	N/A
MSCI Hong Kong	(14.86)	(16.02)	N/A	2.69	N/A	8.64	N/A
MSCI India	(31.35)	(37.17)	N/A	(1.15)	N/A	16.27	N/A
MSCI Japan	(9.98)	(14.19)	N/A	(6.43)	N/A	3.12	N/A
MSCI Singapore	(19.04)	(17.91)	N/A	3.36	N/A	11.47	N/A
MSCI South Korea	(18.71)	(11.76)	N/A	2.83	N/A	14.07	N/A
MSCI Taiwan	(18.67)	(20.89)	N/A	0.05	N/A	4.07	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[5]	The unmanaged Composite Index, a customized index used to measure the Fund’s relative performance, is comprised as follows: 68% MSCI Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.
•	Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement plans. Prior to January 3, 2003, the commencement of operations of Class R Shares, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$803.40	$4.32	$1,000.00	$1,020.42	$ 4.84	0.95%
Investor A	$1,000.00	$802.30	$5.54	$1,000.00	$1,019.03	$ 6.21	1.22%
Investor B	$1,000.00	$798.90	$9.48	$1,000.00	$1,014.66	$10.61	2.09%
Investor C	$1,000.00	$798.90	$9.16	$1,000.00	$1,015.02	$10.26	2.02%
Class R	$1,000.00	$799.70	$8.35	$1,000.00	$1,015.92	$ 9.35	1.84%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	7

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 14.6%
AMP Ltd.	929,957	$3,864,533
Australia & New Zealand Banking Group Ltd.	482,684	10,109,769
Commonwealth Property Office Fund	6,582,831	6,427,099
National Australia Bank Ltd.	405,822	9,667,302
Newcrest Mining Ltd.	239,372	7,294,884
Rio Tinto Ltd.	73,050	4,503,469
Telstra Corp. Ltd.	2,174,619	7,395,931
		49,262,987
China — 15.8%
Bank of China Ltd., Class H	9,990,000	3,663,298
China CITIC Bank Corp., Ltd., Class H	10,419,000	5,835,658
China Communications Construction Co.,
Ltd., Class H	2,102,000	1,637,778
China Construction Bank, Class H	7,476,280	5,193,100
China Life Insurance Co., Ltd., Class H	1,432,000	3,529,235
China Mobile Ltd.	785,500	7,631,590
China Pacific Insurance Group Co., Ltd., Class H	1,007,600	2,858,801
China Shanshui Cement Group Ltd.	1,472,000	973,538
CNOOC Ltd.	2,380,000	4,150,112
Dongfeng Motor Group Co. Ltd., Class H	3,150,000	5,378,599
Industrial and Commercial Bank of China Ltd.,
Class H	10,460,560	6,178,597
Shanghai Electric Group Co. Ltd.	3,438,000	1,585,427
WuXi PharmaTech Cayman, Inc. — ADR (a)	443,678	4,898,205
		53,513,938
Hong Kong — 6.7%
Anta Sports Products Ltd. (b)	1,552,000	1,836,557
Evergrande Real Estate Group Ltd.	3,953,000	1,626,604
Huabao International Holdings Ltd. (b)	9,511,000	4,845,668
Lee & Man Paper Manufacturing Ltd.	1,744,000	561,699
MGM China Holdings Ltd. (a)	2,539,200	3,303,272
Poly Hong Kong Investments Ltd. (b)	5,697,000	2,460,140
Shimao Property Holdings Ltd. (b)	3,007,000	2,556,468
Wharf Holdings Ltd.	1,184,400	5,338,889
		22,529,297
India — 1.5%
ICICI Bank Ltd.	133,011	1,729,410
IRB Infrastructure Developers Ltd.	803,721	1,966,894
Tata Motors Ltd., Sponsored ADR (b)	80,200	1,355,380
		5,051,684
Indonesia — 2.2%
Bank Rakyat Indonesia Persero Tbk PT	6,337,000	4,710,435
Indo Tambangraya Megah Tbk PT	627,500	2,670,480
		7,380,915
Japan — 32.0%
Bridgestone Corp.	224,100	5,075,458
Fuji Media Holdings, Inc.	1,799	2,719,935
Hitachi Ltd.	1,414,000	7,355,583
Honda Motor Co. Ltd.	234,700	7,149,170

Common Stocks	Shares	Value

Japan (concluded)
JX Holdings, Inc.	1,013,990	$6,119,021
KDDI Corp.	733	4,707,545
Komatsu Ltd.	193,600	4,514,343
Mitsubishi Gas Chemical Co., Inc.	626,000	3,471,182
Monex Group, Inc.	19,545	2,836,604
Nabtesco Corp.	186,100	3,385,231
Nissan Motor Co., Ltd.	800,300	7,166,761
NSK Ltd.	1,014,000	6,549,673
NTT DoCoMo, Inc.	2,720	4,993,974
ORIX Corp.	67,460	5,561,489
Sharp Corp.	489,000	4,262,638
Sumitomo Corp.	454,300	6,140,836
Sumitomo Mitsui Financial Group, Inc.	205,500	5,699,086
Sumitomo Osaka Cement Co., Ltd.	1,296,000	3,530,131
Takeda Pharmaceutical Co., Ltd.	104,100	4,572,641
TDK Corp.	93,900	4,141,304
Tokyo Electron Ltd.	87,800	4,448,614
Toshiba Corp.	926,000	3,779,040
		108,180,259
Singapore — 3.0%
DBS Group Holdings Ltd.	629,500	5,587,615
Overseas Union Enterprises Ltd. (b)	2,708,000	4,378,126
		9,965,741
South Korea — 8.9%
Hyundai Motor Co.	24,481	4,534,555
KB Financial Group, Inc.	12,487	393,470
LG Display Co., Ltd.	188,950	4,010,636
Samsung Electronics Co., Ltd.	13,434	12,357,095
Shinhan Financial Group Co., Ltd.	150,840	5,216,081
SNU Precision Co., Ltd. (b)	396,120	3,657,484
		30,169,321
Taiwan — 6.0%
AU Optronics Corp.	6,931,000	2,991,024
Delta Electronics, Inc.	1,074,000	2,551,957
HON HAI Precision Industry Co., Ltd.	1,972,000	5,392,894
MediaTek, Inc.	513,000	4,695,489
Prince Housing & Development Corp.	4,951,870	2,644,936
Taishin Financial Holding Co., Ltd.	6,022,000	2,085,157
		20,361,457
Thailand — 1.1%
Kasikornbank Public Co., Ltd.	485,000	1,871,635
Sri Trang Agro-Industry PCL	3,254,100	1,812,198
		3,683,833
United Kingdom — 4.1%
BHP Billiton Plc	476,700	13,936,638
Total Common Stocks — 95.9%		324,036,070

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
	AUD	Australian Dollar	JPY	Japanese Yen

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Participation Notes		Shares	Value

South Korea — 1.3%
Citigroup (Shinhan Financial
Group Co., Ltd.), due 01/20/15		28,260	$977,237
Deutsche Bank AG London (KB Financial
Group, Inc.), due 10/10/18	106,960		3,370,352
Total Participation Notes — 1.3%			4,347,589
Total Long-Term Investments
(Cost — $331,613,266) — 97.2%			328,383,659

Short-Term Securities
Money Market Funds — 5.7%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (c)(d)	8,173,591		8,173,591
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money
Market Series, 0.22% (c)(d)(e)		11,248	11,248,360
Total Money Market Funds — 5.7%			19,421,951
		Par (000)
Time Deposits — 0.7%
Australia — 0.2%
JPMorgan Chase & Co., 2.98%, 1/04/11	AUD	710	725,789
Hong Kong — 0.1%
Citibank, NA, 0.01%, 1/04/11	HKD	883	113,755
Japan — 0.4%
JPMorgan Chase & Co., 0.01%, 1/05/11	JPY	99,477	1,292,418
Total Time Deposits — 0.7%			2,131,962
Total Short-Term Securities
(Cost — $21,511,932) — 6.4%			21,553,913
Total Investments (Cost — $353,125,198) — 103.6%			349,937,572
Liabilities in Excess of Other Assets — (3.6)%			(12,144,297)
Net Assets — 100.0%			$337,793,275

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Realized Gain	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	3,779,595	4,393,996	8,173,591	$141	$ 10,254
BlackRock
Liquidity Series,
LLC Money
Market Series	—	$11,248,360	$11,248,360	—	$126,119

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	9

Schedule of Investments (concluded)

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common
Stocks:
Australia	—	$ 49,262,987	—	$ 49,262,987
China	$ 4,898,205	48,615,733	—	53,513,938
Hong Kong	—	22,529,297	—	22,529,297
India	1,355,380	3,696,304	—	5,051,684
Indonesia	—	7,380,915	—	7,380,915
Japan	—	108,180,259	—	108,180,259
Singapore	—	9,965,741	—	9,965,741
South Korea	393,470	29,775,851	—	30,169,321
Taiwan	—	20,361,457	—	20,361,457
Thailand	—	3,683,833	—	3,683,833
United
Kingdom	—	13,936,638	—	13,936,638
Participation Notes:
South Korea	—	4,347,589	—	4,347,589
Short-Term
Securities:
Money Market
Funds	8,173,591	11,248,360	—	19,421,951
Time
Deposits	—	2,131,962	—	2,131,962
Total	$14,820,646	$335,116,926	—	$349,937,572

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes

Assets:
Balance, as of December 31, 2010	$21,342,688
Accrued discounts/premium	—
Net realized gain (loss)	(3,746,552)
Net change in unrealized appreciation/depreciation	(78,423)
Purchases	—
Sales	(17,517,713)
Transfers in1	—
Transfers out[1]	—
Balance, as of December 31, 2011	—

[1]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Statement of Assets and Liabilities

December 31, 2011

Assets

Investments at value — unaffiliated (including securities loaned at value of $10,269,753) (cost — $333,703,247)	$330,515,621
Investments at value — affiliated (cost — $19,421,951)	19,421,951
Foreign currency at value (cost — $1,497)	1,547
Dividends receivable	176,834
Capital shares sold receivable	92,821
Securities lending income receivable — affiliated	46,351
Prepaid expenses	15,321
Total assets	350,270,446

Liabilities

Collateral on securities loaned at value	11,248,360
Capital shares redeemed payable	718,678
Investment advisory fees payable	197,733
Service and distribution fees payable	64,795
Officer's and Directors' fees payable	405
Other affiliates payable	1,020
Other accrued expenses payable	246,180
Total liabilities	12,477,171
Net Assets	$337,793,275

Net Assets Consist of

Paid-in capital	$353,225,345
Undistributed net investment income	2,264,980
Accumulated net realized loss	(14,511,309)
Net unrealized appreciation/depreciation	(3,185,741)
Net Assets	$337,793,275

Net Asset Value

Institutional — Based on net assets of $162,424,940 and 11,096,655 shares outstanding, 100 million shares authorized, $0.10 par value	$14.64
Investor A — Based on net assets of $131,284,594 and 9,042,012 shares outstanding,100 million shares authorized, $0.10 par value	$14.52
Investor B — Based on net assets of $3,925,401 and 308,436 shares outstanding, 200 million shares authorized, $0.10 par value	$12.73
Investor C — Based on net assets of $35,598,999 and 3,052,047 shares outstanding, 100 million shares authorized, $0.10 par value	$11.66
Class R — Based on net assets of $4,559,341 and 364,475 shares outstanding, 200 million shares authorized, $0.10 par value	$12.51

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	11

Statement of Operations

Year Ended December 31, 2011

Investment Income

Dividends – unaffiliated	$10,434,979
Interest	7,890
Foreign taxes withheld	(702,082)
Dividends – affiliated	10,254
Securities lending – affiliated	126,119
Total income	9,877,160

Expenses

Investment advisory	2,376,897
Service – Investor A	427,993
Service and distribution – Investor B	63,929
Service and distribution – Investor C	505,725
Service and distribution – Class R	27,146
Transfer agent – Institutional	232,235
Transfer agent – Investor A	253,555
Transfer agent – Investor B	15,707
Transfer agent – Investor C	93,164
Transfer agent – Class R	25,312
Custodian	239,431
Professional	133,036
Accounting services	114,682
Registration	80,923
Printing	71,205
Officer and Directors	12,504
Miscellaneous	42,245
Total expenses	4,715,689
Less fees waived by advisor	(6,885)
Total expenses after fees waived	4,708,804
Net investment income	5,168,356

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	120,830
Investments – affiliated	141
Foreign currency transactions	(780,451)
(659,480)
Net change in unrealized appreciation/depreciation on:
Investments	(96,341,384)
Foreign currency transactions	432,744
(95,908,640)
Total realized and unrealized loss	(96,568,120)
Net Decrease in Net Assets Resulting from Operations	$(91,399,764)

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$5,168,356	$7,183,039
Net realized gain (loss)	(659,480)	43,264,951
Net change in unrealized appreciation/depreciation	(95,908,640)	6,654,637
Net increase (decrease) in net assets resulting from operations	(91,399,764)	57,102,627

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,527,921)	(2,001,871)
Investor A	(842,124)	(2,045,868)
Investor B	(8,451)	(33,987)
Investor C	(73,014)	(338,702)
Class R	(7,060)	(44,291)
Net realized gain:
Institutional	(8,502,605)	(18,028,783)
Investor A	(8,353,559)	(22,479,621)
Investor B	(317,903)	(1,112,878)
Investor C	(2,922,280)	(8,607,448)
Class R	(309,296)	(762,242)
Decrease in net assets resulting from dividends and distributions to shareholders	(22,864,213)	(55,455,691)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	13,185,906	(46,411,310)

Redemption Fee
Redemption fee	947	6,429

Net Assets
Total decrease in net assets	(101,077,124)	(44,757,945)
Beginning of year	438,870,399	483,628,344
End of year	$337,793,275	$438,870,399
Undistributed net investment income	$2,264,980	$71,397

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	13

Financial Highlights

	Institutional					Investor A
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$19.73	$19.43	$14.71	$28.43	$29.01	$19.56	$19.29	$14.61	$28.24	$28.84
Net investment income[1]	0.28	0.36	0.26	0.47	0.44	0.23	0.32	0.22	0.40	0.36
Net realized and unrealized gain (loss)[2]	(4.31)	2.52	4.75	(10.67)	2.94	(4.27)	2.48	4.71	(10.58)	2.95
Net increase (decrease) from investment operations	(4.03)	2.88	5.01	(10.20)	3.38	(4.04)	2.80	4.93	(10.18)	3.31
Dividends and distributions from:
Net investment income	(0.15)	(0.26)	(0.29)	(0.23)	(0.46)	(0.09)	(0.21)	(0.25)	(0.16)	(0.41)
Net realized gain	(0.91)	(2.32)	—	(3.29)	(3.50)	(0.91)	(2.32)	—	(3.29)	(3.50)
Total dividends and distributions	(1.06)	(2.58)	(0.29)	(3.52)	(3.96)	(1.00)	(2.53)	(0.25)	(3.45)	(3.91)
Net asset value, end of year	$14.64	$19.73	$19.43	$14.71	$28.43	$14.52	$19.56	$19.29	$14.61	$28.24

Total Investment Return[3]
Based on net asset value	(20.96)%	15.92%	34.10%	(36.13)%	11.94%	(21.17)%	15.63%	33.79%	(36.32)%	11.76%

Ratios to Average Net Assets
Total expenses	0.92%	0.91%	0.97%	0.88%	0.88%	1.17%	1.16%	1.19%	1.16%	1.09%
Total expenses after fees waived	0.92%	0.91%	0.97%	0.88%	0.88%	1.17%	1.16%	1.19%	1.16%	1.09%
Net investment income	1.60%	1.89%	1.57%	2.03%	1.44%	1.31%	1.68%	1.35%	1.73%	1.15%

Supplemental Data
Net assets, end of year (000)	$162,425	$161,431	$196,067	$168,030	$344,722	$131,285	$200,191	$201,637	$166,829	$358,163
Portfolio turnover	149%	124%	136%	86%	22%	149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Financial Highlights (continued)

	Investor B					Investor C
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$17.34	$17.36	$13.17	$25.89	$26.64	$15.97	$16.20	$12.31	$24.53	$25.53
Net investment income[1]	0.07	0.14	0.08	0.20	0.15	0.08	0.14	0.08	0.21	0.11
Net realized and unrealized gain (loss)[2]	(3.75)	2.20	4.21	(9.63)	2.67	(3.46)	2.04	3.96	(9.14)	2.59
Net increase (decrease) from investment operations	(3.68)	2.34	4.29	(9.43)	2.82	(3.38)	2.18	4.04	(8.93)	2.70
Dividends and distributions from:
Net investment income	(0.02)	(0.06)	(0.10)	—	(0.07)	(0.02)	(0.09)	(0.15)	—	(0.20)
Net realized gain	(0.91)	(2.30)	—	(3.29)	(3.50)	(0.91)	(2.32)	—	(3.29)	(3.50)
Total dividends and distributions	(0.93)	(2.36)	(0.10)	(3.29)	(3.57)	(0.93)	(2.41)	(0.15)	(3.29)	(3.70)
Net asset value, end of year	$12.73	$17.34	$17.36	$13.17	$25.89	$11.66	$15.97	$16.20	$12.31	$24.53

Total Investment Return[3]
Based on net asset value	(21.81)%	14.68%	32.61%	(36.78)%	10.86%	(21.81)%	14.72%	32.82%	(36.79)%	10.87%

Ratios to Average Net Assets
Total expenses	2.02%	1.98%	2.05%	1.93%	1.89%	1.96%	1.93%	1.98%	1.89%	1.85%
Total expenses after fees waived	2.02%	1.98%	2.05%	1.93%	1.89%	1.96%	1.93%	1.98%	1.89%	1.85%
Net investment income	0.46%	0.85%	0.55%	0.96%	0.52%	0.52%	0.90%	0.57%	1.03%	0.42%

Supplemental Data
Net assets, end of year (000)	$3,925	$8,492	$11,570	$14,317	$41,552	$35,599	$62,452	$69,247	$62,527	$153,969
Portfolio turnover	149%	124%	136%	86%	22%	149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	15

Financial Highlights (concluded)

	Class R
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$17.01	$17.11	$13.01	$25.70	$26.63
Net investment income[1]	0.11	0.19	0.11	0.24	0.14
Net realized and unrealized gain (loss)[2]	(3.68)	2.17	4.16	(9.58)	2.77
Net increase (decrease) from investment operations	(3.57)	2.36	4.27	(9.34)	2.91
Dividends and distributions from:
Net investment income	(0.02)	(0.14)	(0.17)	(0.06)	(0.34)
Net realized gain	(0.91)	(2.32)	—	(3.29)	(3.50)
Total dividends and distributions	(0.93)	(2.46)	(0.17)	(3.35)	(3.84)
Net asset value, end of year	$12.51	$17.01	$17.11	$13.01	$25.70

Total Investment Return[3]
Based on net asset value	(21.58)%	14.97%	32.88%	(36.67)%	11.23%

Ratios to Average Net Assets
Total expenses	1.74%	1.71%	1.80%	1.73%	1.55%
Total expenses after fees waived	1.74%	1.71%	1.80%	1.73%	1.55%
Net investment income	0.74%	1.11%	0.75%	1.17%	0.50%

Supplemental Data
Net assets, end of year (000)	$4,559	$6,305	$5,108	$3,592	$6,076
Portfolio turnover	149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used; unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	17

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the

18	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	19

Notes to Financial Statements (continued)

buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011

Net Realized Loss From
Foreign currency exchange contracts	$(795,844)

Net Change in
Unrealized Appreciation/
Depreciation on
Foreign currency exchange contracts	$ 444,545

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	.	2
Average number of contracts – US dollars sold		2
Average US dollar amounts purchased		$ 4,817,228
Average US dollar amounts sold		$ 4,744,037

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.60% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First 1 billion	0.60%
$1 billion – $3 billion	0.56%
$3 billion – $5 billion	0.54%
$5 billion – $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2011, the Fund reimbursed the Manager $4,245 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

20	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

For the year ended December 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,604.

For the year ended December 31, 2011, affiliates received the following CDSCs relating to transactions in Investor A, Investor B and Investor C Shares.

Investor A	$1,382
Investor B	$7,933
Investor C	$4,348

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2011, the Fund paid the following to affiliates in return for these services, which is included in transfer agent in the Statement of Operations:

Institutional	$7
Investor A	$365

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$4,237
Investor A	$4,163
Investor B	$253
Investor C	$1,225
Class R	$228

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $67,906 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2011, were $579,923,848 and $588,936,635, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$(516,203)
Accumulated net realized loss	$516,203

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$6,545,843	$13,143,402
Long-term capital gains	16,318,370	42,312,289
Total	$22,864,213	$55,455,691

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	21

Notes to Financial Statements (continued)

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$2,799,816
Net unrealized losses[1]	(9,512,539)
Qualified late-year losses[2]	(8,719,347)
Total	$(15,432,070)

1 The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

2 The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$359,451,996
Gross unrealized appreciation	$27,901,502
Gross unrealized depreciation	(37,415,926)
Net unrealized depreciation	$(9,514,424)

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	20%
Electronic Equipment, Instruments & Components	9
Metals & Mining	8
Automobiles	8
Semiconductors & Semiconductor Equipment	6
Wireless Telecommunication Services	5
Other[3]	44

[3]	All other industries held were each less than 5% of long-term investments.
22	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Institutional

Shares sold	4,083,435	$71,124,479	404,830	$7,910,938
Shares issued to shareholders in reinvestment
of dividends and distributions	559,214	8,983,525	908,146	17,034,310
Shares redeemed	(1,729,877)	(30,317,300)	(3,222,015)	(60,050,383)
Net increase (decrease)	2,912,772	$49,790,704	(1,909,039)	$(35,105,135)

Investor A
Shares sold and automatic conversion of shares	786,571	$14,049,283	1,403,472	$27,539,821
Shares issued to shareholders in reinvestment
of dividends and distributions	489,088	8,046,652	1,136,477	21,135,949
Shares redeemed	(2,470,099)	(43,441,015)	(2,758,972)	(52,075,424)
Net decrease	(1,194,440)	$(21,345,080)	(219,023)	$(3,399,654)

Investor B
Shares sold	3,235	$51,355	10,575	$182,911
Shares issued to shareholders in reinvestment
of dividends and distributions	20,130	297,214	61,541	1,013,559
Shares redeemed and automatic conversion of shares	(204,679)	(3,136,375)	(248,905)	(4,273,377)
Net decrease	(181,314)	$(2,787,806)	(176,789)	$(3,076,907)

Investor C
Shares sold	212,068	$3,176,219	263,880	$4,274,220
Shares issued to shareholders in reinvestment
of dividends and distributions	203,530	2,730,531	528,385	8,052,781
Shares redeemed	(1,274,202)	(18,140,200)	(1,157,427)	(18,360,223)
Net decrease	(858,604)	$(12,233,450)	(365,162)	$(6,033,222)

Class R
Shares sold	164,938	$2,503,071	135,796	$2,309,074
Shares issued to shareholders in reinvestment
of dividends and distributions	22,319	316,356	49,616	806,531
Shares redeemed	(193,322)	(3,057,889)	(113,378)	(1,911,997)
Net increase (decrease)	(6,065)	$(238,462)	72,034	$1,203,608

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Pacific Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Pacific Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 27, 2012

24	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2011.

	Payable Date	Percentage/ Per Share
Qualified Dividend Income for Individuals[1,2]	7/22/2011	44.32%
	12/13/2011	100.00%
Foreign Source Income[2]	7/22/2011	59.32%
	12/13/2011	59.32%
Foreign Taxes Paid Per Share[3]	7/22/2011	$0.011097
	12/13/2011	$0.013624
Short-Term Capital Gain Dividends for Non-US Residents[4]	7/22/2011	80.31%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
[4]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.239022 and $0.477555 per share to shareholders of record on July 20, 2011 and December 9, 2011, respectively.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	25

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

26	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]	Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors3

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	27

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Fund
BlackRock	Brown Brothers	State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Advisors, LLC	Harriman & Co.	and Trust Company	New York, NY 10022	Wilmington, DE 19809
Wilmington, DE 19809	Boston, MA 02109	Boston, MA 02110

Sub-Advisor	Transfer Agent	Independent Registered	Legal Counsel
BlackRock Investment	BNY Mellon Investment	Public Accounting Firm	Sidley Austin LLP
Management, LLC	Servicing (US) Inc.	Deloitte & Touche LLP	New York, NY 10019
Princeton, NJ 08540	Wilmington, DE 19809	Boston, MA 02116

Effective September 22, 2011, Richard S. Davis resigned as Director of the Fund, and Paul L. Audet became Director of the Fund.
28	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	29

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
	BlackRock Latin America Fund	BlackRock World Gold Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
US Mortgage Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2011	31

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#PAC-12/11-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$36,800	$35,700	$0	$0	$23,350	$6,100	$0	$96

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

2

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$23,350	$16,973

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
3

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) –	Certifications – Attached hereto
4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: March 1, 2012

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: March 1, 2012

5